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                                                                    EXHIBIT 23.1
                                                                    ------------


                              ACCOUNTANTS' CONSENT

     We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 6, 1996 included in Summit Technology, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

                                                  KPMG Peat Marwick LLP


Boston, Massachusetts
May 15, 1996